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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported):  December 30, 1996



                              STRATEGIC DIAGNOSTICS INC.
                    (Exact name of issuer as specified in charter)


        DELAWARE                       0-68440          56-1581761
(State or Other Jurisdiction         (Commission     (I.R.S. Employer
    of Incorporation or                  file         Identification
       Organization)                    number)          Number)




                                   128 SANDY DRIVE
                               NEWARK, DELAWARE  19713
                       (Address of principal executive offices)


                                    (302) 456-6789
                 (Registrant's telephone number, including area code)

                          ENSYS ENVIRONMENTAL PRODUCTS, INC.
                               4222 EMPEROR BOULEVARD
                            DURHAM, NORTH CAROLINA 27703
            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    Pursuant to an Agreement and Plan of Merger dated as of October 11, 1996 between Strategic Diagnostics Inc. ("SDI") and EnSys Environmental Products, Inc. (the "Company"), on December 30, 1996, SDI merged with and into the Company. The Company was renamed "Strategic Diagnostics Inc."

    In the Merger, (a) SDI's outstanding Common Stock (7,819,493 shares) was converted into an aggregate of 5,780,136 shares of Company Common Stock (at a rate of .7392048 of a share of Company Common Stock for each share of SDI Common Stock), (b) SDI's outstanding Series A Convertible Preferred Stock (2,927,960 shares) was converted into an aggregate of 2,164,361 shares of Series A Convertible Preferred Stock of the Company (at a rate of .7392048 of a share of Company Series A Convertible Preferred Stock for each share of SDI Series A Convertible Preferred Stock), (c) SDI outstanding options to purchase an aggregate of 490,174 shares of SDI Common Stock were converted into options to purchase an aggregate of 383,216 shares of Company Common Stock (at a rate of
 .7818026 of a share of Company Common Stock for each share of SDI Common Stock underlying such options), and (d) SDI outstanding warrants to purchase an aggregate of 767,000 shares of SDI Common Stock were converted into warrants to purchase an aggregate of 599,644 shares of Company Common Stock (at a rate of
 .7818026 of a share of Company Common Stock for each share of SDI Common Stock underlying such warrants).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The following financial statements of SDI and Ohmicron
Corporation("Ohmicron"),which merged with and into SDI on August 30, 1996, for the periods indicated, and the Reports of Independent Public Accountants listed below, are included in the Company's Registration Statement on Form S-4 (File No. 333-17505) and are hereby incorporated by reference:

              (i)  Financial Statements of SDI:

                   (A)  Report of Independent Public Accountants;

                   (B) Balance Sheets for the years ended December 31, 1994 and 1995;

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                   (C)  Statements of Operations, Cash Flows and Stockholders'
                        Deficit for the years ended December 31, 1993, 1994 and 1995;

                   (D)  Unaudited Balance Sheet as of September 30, 1996;

                   (E) Unaudited Statements of Operations and Cash Flows for the nine months ended September 30, 1995 and 1996;

                   (F) Unaudited Statement of Stockholders' Deficit for the nine months ended September 30, 1996; and

                   (G)  Notes to Financial Statements.

              (ii) Financial Statements of Ohmicron Corporation

                   (A)  Report of Independent Auditors;

                   (B) Consolidated Balance Sheets for the years ended September 30, 1994 and 1995;

                   (C) Consolidated Statements of Operations, Cash Flows and Stockholders' Equity (Deficit) for the years ended September 30, 1993, 1994 and 1995;

                   (D)  Unaudited Consolidated Balance Sheet as of June 30,
                        1996;

                   (E) Unaudited Consolidated Statements of Operations and Cash Flows for the nine months ended June 30, 1995 and 1996;

                   (F) Unaudited Consolidated Statement of Stockholders' Equity (Deficit) for the nine months ended June 30, 1996; and

                   (G)  Notes to Consolidated Financial Statements.


                                Page 3

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    (b)  PRO FORMA FINANCIAL INFORMATION OF THE COMPANY.

         The following Pro Forma financial information of the Company are included in the Company's Registration Statement on Form S-4 (File No. 333-17505) and are hereby incorporated by reference:

         (i)       Basis of Presentation of the Pro Forma Combined Financial
                   Statements;

         (ii)      Unaudited Pro Forma Combined Balance Sheet as of September
                   30, 1996;

         (iii) Unaudited Pro Forma Combined Statements of Operations for the nine months ended September 30, 1996 and for the fiscal year ended December 31, 1995; and

         (iv)      Notes to Unaudited Pro Forma Combined Financial Statements.


    (c)  EXHIBITS.

    EXHIBIT NO.                   DESCRIPTION

    2.1 Agreement and Plan of Merger dated as of October 11, 1996 by and between the Company and SDI. Incorporated by reference to the Company's Registration Statement on Form S-4 (File No. 333-17505).

    23.1           Consent of Arthur Andersen LLP.

    23.2           Consent of Ernst & Young LLP.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             STRATEGIC DIAGNOSTICS INC.


Date: January 14, 1997       By:  /s/ Gregory J. Bell
                                ---------------------------
                                  Gregory J. Bell
                                  Vice President-Finance
                                  and Chief Financial Officer

                               Page 5

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                                    EXHIBIT INDEX

EXHIBIT
  NO.                   DESCRIPTION
-------                 -----------

23.1             Consent of Arthur Andersen LLP.



23.2             Consent of Ernst & Young LLP.


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